Schedule of Investments
September 30, 2023 (unaudited)

Tactical Income Fund

Security Description		Shares or Principal Amount ($)	Fair Value ($)(@)

Registered Investment Companies - 50.2%

U.S. Fixed Income - 44.8%
BBH Limited Duration Fund - Class I		488,563	4,939,369
Diamond Hill Short Duration Securitized Bond Fund - Class Y		227,725	2,177,046
iShares Core 1-5 Year USD Bond ETF (3)		11,021	511,154
iShares Short Treasury Bond ETF (3)		22,171	2,449,230
PGIM Short-Term Corporate Bond Fund - Class R6		111	1,134
SPDR Bloomberg High Yield Bond ETF (3)		157,185	14,209,524
Xtrackers USD High Yield Corporate Bond ETF (3)		171,216	5,804,222

			30,091,679

International Fixed Income - 5.4%
iShares JP Morgan USD Emerging Markets Bond ETF (3)		44,192	3,646,724

			3,646,724

Total Registered Investment Companies	(Cost	$34,012,171)	33,738,403

Money Market Registered Investment Companies - 49.9%

Meeder Institutional Prime Money Market Fund, 5.42% (1)		33,545,619	33,548,973

Total Money Market Registered Investment Companies	(Cost	$33,542,786)	33,548,973

U.S. Government Obligations - 0.1%

Government National Mortgage Association, 6.50%, due 7/20/2038		65,145	66,776

Total U.S. Government Obligations	(Cost	$69,236)	66,776

Total Investments - 100.2%	(Cost	$67,624,193)	67,354,152

Liabilities less Other Assets - (0.2%)			(101,284)

Total Net Assets - 100.0%			67,252,868

Trustee Deferred Compensation (2)

Meeder Balanced Fund - Retail Class		1,444	17,068
Meeder Dynamic Allocation Fund - Retail Class		3,751	46,062
Meeder Muirfield Fund - Retail Class		2,151	18,434
Meeder Conservative Allocation Fund - Retail Class		423	8,820

Total Trustee Deferred Compensation	(Cost	$85,937)	90,384

(@)	Statement on Financial Accounting Standard No. 157 "Fair Value Measurements" - Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical securities
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (4)
Level 1 - Quoted Prices	$67,287,376	$-
Level 2 - Other Significant Observable Inputs	66,776	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$67,354,152	$-

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(1)	Investment in affiliate. The yield shown represents the 7-day yield in effect at September 30, 2023.

(2)	Assets of affiliates to the Tactical Income Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

(3)	Exchange-traded fund.

(4)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.